UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

FATPIPE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

FATPIPE, INC.

392 East Winchester Street, Fifth Floor

Salt Lake City, Utah 84107

Telephone: Tel: (801) 281-3434

https://www.fatpipeinc.com/pages/investors

October 27, 2026

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the 2026 Annual Meeting of Stockholders of FatPipe, Inc. (the “Annual Meeting”). The Annual Meeting will be held on December 10, 2026, at 4:30 p.m. Eastern Time, in a virtual meeting format only and conducted via live audio webcast to enable our stockholders to participate from locations around the world. Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Attending the Virtual Annual Meeting” in the proxy statement (“Proxy Statement”) accompanying this letter for information on how to register, obtain the proxy materials, attend, submit questions and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting of Stockholders (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about October 27, 2026. We are pleased to furnish proxy materials to stockholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On or about October 27, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) that includes instructions on how to access our Proxy Statement and 2026 Annual Report and how to vote online. The Internet Availability Notice also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and links to the 2026 Annual Report and the Proxy Statement, both of which are available on our website at https://www.fatpipeinc.com/pages/investors. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on October 13, 2026, are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of FatPipe, Inc.

Sincerely,

/s/ Ragula Bhaskar, Ph.D.
Ragula Bhaskar, Ph.D.
Chief Executive Officer

FATPIPE, INC.

392 East Winchester Street, Fifth Floor

Salt Lake City, Utah 84107

Telephone: Tel: (801) 281-3434

https://www.fatpipeinc.com/pages/investors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 4:30 p.m. (Eastern Time) on December 10, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of FatPipe, Inc., a Utah corporation (“Company,” “we,” “us” and “our”), will be held on December 10, 2026, at 4:30 p.m. (Eastern Time) via a live webcast on the Internet. You will be able to virtually attend the Annual Meeting online, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FATN2026 during the meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)	to elect five (5) directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

(2)	to ratify the selection by our Board of Directors of Suri & Co., Chartered Accountants as our independent auditor for the fiscal year ending March 31, 2027;

(3)	to transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Election of each director nominee (Proposal 1), and a vote “FOR” the ratification of our independent auditor (Proposal 2).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on October 13, 2026 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our 2026 Annual Report to Shareholders (the “2026 Annual Report”) including our Form 10-K, accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2026 Annual Report, this Notice and Proxy Statement on our website at https://www.fatpipeinc.com/pages/investors.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are first being made available to shareholders on or about October 27, 2026, at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the internet. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each shareholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors,

/s/ Ragula Bhaskar, Ph.D.

Ragula Bhaskar, Ph.D.

Chief Executive Officer and Chairman of the Board

Salt Lake City, Utah

October 27, 2026

i

FATPIPE, INC.

392 East Winchester Street, Fifth Floor

Salt Lake City, Utah 84107

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on December 10, 2026

The Board of Directors (the “Board”) of FatPipe, Inc., a Utah corporation (“FPI,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2026 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on December 10, 2026, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting—How Do I Vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about October 27, 2026.

We are furnishing proxy materials to our stockholders primarily via the internet. On or about October 27, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2026 Annual Report to Stockholders (the “2026 Annual Report”). The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Internet Availability Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The executive offices of the Company are located at, and the mailing address of the Company is 392 East Winchester Street, Fifth Floor, Salt Lake City, Utah 84107.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about October 27, 2026, we will begin sending to our stockholders the Internet Availability Notice containing instructions on how to access our Proxy Statement for our Annual Meeting and our 2026 Annual Report. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting and how to receive a paper copy of the proxy materials by mail. The Notice, Proxy Statement and Annual Report on Form 10-K are also available at www.proxyvote.com.

ii

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Ragula Bhaskar, Ph.D., the Chief Executive Officer and Chairman of the Board, and Kanishka Ragula, the Chief Financial Officer of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of five (5) directors; (ii) the ratification of the selection by our Board of Suri & Co., Chartered Accountants as our independent auditor for the fiscal year ending March 31, 2027; and (iii) such other matters as may come before the meeting. We are not currently aware of any such matters. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at www.proxyvote.com, or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on December 10, 2026, at 4:30 p.m. Eastern Time, via live webcast. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A: As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to our shareholders electronically via the internet. On or about October 27, 2026, we mailed to our stockholders the Internet Availability Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received the Internet Availability Notice by mail you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Internet Availability Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Availability Notice also instructs you on how you may submit your proxy over the internet or by telephone. If you received the Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Availability Notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q: How do I obtain the materials for the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail of how to obtain materials for the Annual Meeting. Please follow the instructions on the Internet Availability Notice to obtain the materials either via the internet, by telephone or by e-mail. The 2026 Proxy Statement and 2026 Annual Report on Form 10-K are available at www.proxyvote.com.

You may also view the following proxy materials on the Company’s website at https://www.fatpipeinc.com/pages/investors:

●	the Company’s 2026 Annual Report; and

●	the Company’s 2026 Proxy Statement.

You may not vote on the Company’s website.

1

If you would like to receive a free paper or e-mail copy of the proxy materials, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an e-mail to sendmaterial@proxyvote.com, including the control number from your Internet Availability Notice in the subject line. The Company urges you to request your materials before November 26, 2026 so that you will receive them in a timely manner in order to vote at the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on October 13, 2026 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: The Annual Meeting will be held entirely online via live audio webcast. You may attend, vote and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FATN2026 and logging in using the control number included on your Internet Availability Notice or proxy card. If you are a beneficial owner of shares held in the name of a broker, bank or other nominee, follow the instructions on the Internet Availability Notice or voting instruction form provided by your broker, bank or other nominee. Online access will begin at 4:15 p.m. Eastern Time on December 10, 2026, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 4:30 p.m. Eastern Time on December 10, 2026.

Q: May shareholders ask questions?

A: Yes. Representatives of the Company will answer shareholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of shareholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting webcast after logging in with your control number. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned FATN common stock as of the close of business on October 13, 2026. Each share of FATN common stock is entitled to one vote. As of the Record Date, the Company had 14,128,468 shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

●	the election of five (5) directors to serve until the 2027 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

●	the ratification of the selection by our Board of Suri & Co., Chartered Accountants as our independent auditor for the fiscal year ending March 31, 2027; and

●	any other business that properly comes before the meeting.

2

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

●	“FOR” each of the nominees named in this Proxy Statement for election to the Board;

●	“FOR” the ratification of the selection by our Board of Suri & Co., Chartered Accountants as our independent auditor for the fiscal year ending March 31, 2027; and

●	to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q: How do I vote at the Annual Meeting?

A: The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend and vote at the Annual Meeting even if you have already voted by proxy.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Transfer Online, Inc., you are a stockholder of record and you may vote:

●	Before the Annual Meeting, over the Internet at www.proxyvote.com (or by scanning the QR code on your Internet Availability Notice or proxy card), or by telephone by calling toll-free 1-800-690-6903, in each case until 11:59 p.m. Eastern Time on December 9, 2026. You will be asked to provide the control number from your Internet Availability Notice or proxy card.

●	By mail, if you received a printed proxy card, by marking, signing and dating your proxy card and returning it in the postage-paid envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that it is received before the Annual Meeting.

●	During the Annual Meeting, by visiting www.virtualshareholdermeeting.com/FATN2026 while the polls are open and logging in using the control number from your Internet Availability Notice or proxy card.

Beneficial Owners. If your shares are held in “street name” through a broker, bank or other nominee, you should have received an Internet Availability Notice or voting instruction form from that organization rather than from us, and you may:

●	vote before the Annual Meeting by following the instructions on the Internet Availability Notice or voting instruction form provided by your broker, bank or other nominee; or

●	vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/FATN2026 and logging in using the control number included on your Internet Availability Notice or voting instruction form. If you did not receive a control number, please contact your broker, bank or other nominee before the Annual Meeting.

3

If you do not have a control number, you may still attend the Annual Meeting as a guest, but you will not be able to vote or submit questions during the Annual Meeting.

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 4:15 p.m., Eastern time, on December 10, 2026, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting log-in page.

Internet and telephone voting will close at 11:59 p.m. Eastern Time on December 9, 2026. The Company urges you to vote before then to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	delivering written notice of revocation to the Company’s Chief Financial Officer, or signing another proxy card with a later date and returning it to us, in each case prior to the Annual Meeting;

●	voting again by telephone or through the Internet before 11:59 p.m. Eastern Time on December 9, 2026; or voting online during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: The Chief Financial Officer, or other designee as determined by the Company, will count the votes and will serve as the inspector of election (the “Inspector of Election”).

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	FOR the election of the five (5) nominees for director named in this Proxy Statement (Proposal 1);

●	FOR the ratification of the selection by our Board of Suri & Co., Chartered Accountants as our independent auditor for the fiscal year ending March 31, 2027 (Proposal 2); and

●	to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Transfer Online, Inc, with its business address at 512 SE Salmon St., Portland, OR 97214.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of Suri & Co., Chartered Accountants as our independent auditor for fiscal year 2027 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions; accordingly, we do not expect any broker non-votes on that proposal. The election of directors is not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Broker non-votes and withheld votes will have no effect on the election of directors. Abstentions on the ratification of our independent auditor will have the same effect as a vote “AGAINST” that proposal.

4

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How Many Votes are Needed for Each Proposal to Pass?

A:

Proposals		Vote Required

1.	Election of directors;	Plurality.
2.	Ratification of the selection of our independent registered public accounting firm	Majority of the shares present and entitled to vote on the matter.

Election of Directors. You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. Directors are elected by a plurality of the votes cast. Thus, the five (5) nominees receiving the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Ratification of our Independent Registered Public Accounting Firm. The affirmative vote of a majority of the shares present at the Annual Meeting in person or represented by proxy and entitled to vote on the matter is required for the ratification of the selection of the independent registered public accounting firm. You may vote “FOR” or “AGAINST” or you may “ABSTAIN” on this proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Because this proposal is considered a routine matter, we do not expect any broker non-votes on this proposal.

Q: Do I Have Dissenters’ (Appraisal) Rights?

A: Appraisal rights are not available to our stockholders with any of the proposals brought before the Annual Meeting.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election or other authorized representatives examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except in the election of directors (Proposal 1), none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact +1 (801) 281-3434.

5

MATTERS REQUIRING SHAREHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Nominees

There are five (5) nominees recommended by the Corporate Governance and Nominating Committee of the Board (the “Corporate Governance and Nominating Committee”) for election this year to hold office until the 2027 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) Ragula Bhaskar, Ph.D.; (ii) Sanchaita Datta; (iii) I. Bobby Majumder; (iv) Jean Turgeon; and (v) Ajay Tandon and our management has no reason to believe that any nominee will be unable to serve. Their biographies are provided below. The biographies of each of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Corporate Governance and Nominating Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to FatPipe, Inc. and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

6

DIRECTORS NOMINEES

The following table sets forth certain information regarding our directors and executive officer nominees:

Name(1)	Age	Position	Director Since	Board Committee
Ragula Bhaskar, Ph.D.	66	Chief Executive Officer and Chairman of the Board	-	None
Sanchaita Datta	62	President, Chief Technology Officer and Director	-	None
Kanishka Ragula	25	Chief Financial Officer and Principal Accounting Officer	-	None
I. Bobby Majumder	58	Director (Independent)	2025	Audit – Chairman; Corporate Governance and Nominating; Compensation.
Jean Turgeon	62	Director (Independent)	2025	Audit; Compensation.
Ajay Tandon	67	Director (Independent)	2025	Audit; Corporate Governance and Nominating.

Ragula Bhaskar, Ph.D. — Chief Executive Officer and Chairman of the Board

Dr. Bhaskar co-founded FatPipe in 2002 and has served as our Chief Executive Officer and Chairman of the Board since our inception. Dr. Bhaskar holds a Ph.D. in Engineering from The Pennsylvania State University, an M.S. in Engineering from The Pennsylvania State University, and a Bachelor of Engineering from Bangalore University. Dr. Bhaskar is an inventor on multiple patents covering networking, routing and security technologies that form the foundation of FatPipe’s product portfolio. The Board has determined that Dr. Bhaskar’s extensive industry experience, technical leadership, and intimate knowledge of FatPipe and its operations qualify him to serve as Chief Executive Officer and Chairman of the Board.

Sanchaita Datta — President, Chief Technology Officer and Director

Ms. Datta co-founded FatPipe in 2002 and has served as our President and Chief Technology Officer since our inception, and as a director since FatPipe became a publicly traded company in connection with our initial public offering in April 2025. Ms. Datta holds an M.B.A. from the University of Utah, an M.S. in Computer Science from The Pennsylvania State University, and a Bachelor of Engineering from Bangalore University. Ms. Datta is an inventor on multiple patents covering FatPipe’s networking and security technologies. The Board has determined that Ms. Datta’s extensive industry experience, technical leadership, and intimate knowledge of FatPipe and its operations qualify her to serve as a director.

Kanishka Ragula — Chief Financial Officer and Principal Accounting Officer

Mr. Ragula has served as our Chief Financial Officer and Principal Accounting Officer since September 11, 2026. Prior to his appointment, Mr. Ragula served as our Director of Finance from 2025 to 2026, where he was involved in the Company’s financial operations, strategic planning, investor activities and growth initiatives. From 2024 to 2025, Mr. Ragula served as an Investor at IVP, a later-stage venture capital and growth equity firm. From 2022 to 2024, Mr. Ragula worked in J.P. Morgan’s Technology Investment Banking group in San Francisco, where he was a member of teams advising technology companies on mergers and acquisitions, equity and debt financings and other strategic transactions. Mr. Ragula graduated summa cum laude from the University of Pennsylvania’s Jerome Fisher Program in Management & Technology, earning a Bachelor of Science in Economics with a concentration in Finance from the Wharton School and a Bachelor of Science in Engineering in Computer and Information Science from the School of Engineering and Applied Science. The Board believes Mr. Ragula’s technology investment banking, mergers and acquisitions, capital markets and growth investing experience, together with his familiarity with FatPipe’s operations, qualify him to serve as Chief Financial Officer.

7

Independent Directors

I. Bobby Majumder — Director (Independent)

Mr. Majumder has served as a director of the Company since FatPipe became a publicly traded company in connection with our initial public offering in April 2025. Mr. Majumder is an attorney with extensive experience in capital markets transactions, mergers and acquisitions, and corporate finance, and has served as a partner at multiple national law firms. Mr. Majumder is also an active board member with experience advising publicly traded companies on governance, capital markets, and related strategic matters. The Board has determined that Mr. Majumder’s extensive legal, transactional, and capital markets experience qualify him to serve as an independent director.

Jean Turgeon — Director (Independent)

Mr. Turgeon has served as a director of the Company since FatPipe became a publicly traded company in connection with our initial public offering in April 2025. Mr. Turgeon has extensive experience in enterprise networking, software-defined networking, and cybersecurity, having held senior technical and product leadership positions at major networking and technology companies. The Board has determined that Mr. Turgeon’s extensive industry experience and technical expertise qualify him to serve as an independent director.

Ajay Tandon — Director (Independent)

Mr. Tandon has served as a director of the Company since FatPipe became a publicly traded company in connection with our initial public offering in April 2025. Mr. Tandon brings extensive experience in technology, manufacturing and sales, including senior leadership and advisory roles with multiple companies. The Board has determined that Mr. Tandon’s extensive industry experience and technical expertise qualify him to serve as an independent director.

Family Relationships

Our Chief Executive Officer and Chairman, Mr. Ragula Bhaskar, Ph.D., and our President and Chief Technology Officer, Ms. Sanchaita Datta, are married. Our Chief Financial Officer, Mr. Kanishka Ragula, is the son of Dr. Bhaskar and Ms. Datta.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

8

GOVERNANCE OF THE COMPANY

The business and affairs of FatPipe, Inc. are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s shareholders. The Board believes that its practices align management and shareholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Articles of Incorporation, as amended, as of the date of this Proxy Statement, and bylaws, the charters for each Board committee, the Company’s Code of Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit www.fatpipeinc.com/pages/investors.

Governance Structure

Our corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. Currently, Mr. Ragula Bhaskar, Ph.D. serves as our Chief Executive Officer, and Chairman of the Board.

As Chairman of the Board, Mr. Bhaskar’s key responsibilities include facilitating communication between our board of directors and management, assessing management’s performance, managing board members, preparing the agenda for each board meeting, acting as chair of board meetings and meetings of our company’s stockholders and managing relations with stockholders, other stakeholders and the public.

We will take steps to ensure that adequate structures and processes are in place to permit our board of directors to function independently of management. The directors will be able to request at any time a meeting restricted to independent directors for the purpose of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required.

Board Composition/Election

Our Board presently consists of five (5) directors whose terms expire at this Annual Meeting. Our directors are elected annually. The Board has fixed the number of directors at five (5). As discussed in more detail later in this section, the Board has determined that three (3) of the five (5) individuals standing for election are independent under the rules of Nasdaq.

Board Meetings

The Board has met four times during fiscal year 2026 via video or teleconference and acted by unanimous written consent four times. Each of the directors who served in fiscal year 2026 attended at least 100% of the meetings of the Board and the committees of which he or she was a member and that were held during the period he or she served as a director.

Director Attendance at Annual Meetings

The Board’s policy is that all directors should attend the Annual Meeting and all persons serving as directors are expected to attend the 2026 Annual Meeting.

9

Selection of Nominees for The Board of Directors

The Corporate Governance and Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and shareholders. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Corporate Governance and Nominating Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Corporate Governance and Nominating Committee determines are relevant in light of the needs of the Board. The Corporate Governance and Nominating Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Corporate Governance and Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Corporate Governance and Nominating Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Corporate Governance and Nominating Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Corporate Governance and Nominating Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder the stockholder must have given timely notice thereof in writing to the Corporate Governance and Nominating Committee and if the stockholder, or the beneficial owner on whose behalf any such nomination is made, the stockholder must provide the Company with a Solicitation Notice (as defined below), such stockholder must have delivered a proxy statement and form of proxy to holders of a percentage of the Company’s voting shares reasonably believed by such stockholder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must have included in such materials the Solicitation Notice.

To be timely, a stockholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

10

Nominations and the Solicitation Notice should be sent to the Corporate Governance and Nominating Committee, FatPipe, Inc., 392 East Winchester Street, Fifth Floor, Salt Lake City, Utah 84107.

As of the date of this Proxy Statement, we have not received timely notice of any nomination by a stockholder.

Nominees for Director

The Corporate Governance and Nominating Committee recommended to the Board and the Board nominated Mr. Bhaskar, Ms. Datta, Mr. Majumder, Mr. Turgeon, and Mr. Tandon stand for election for the five (5) Board seats. Each such individual has consented to serve if elected.

All of the nominees currently serve as directors on the FatPipe Board and have served since the Company’s initial public offering in April 2025. Each director nominee has agreed to be named in this Proxy Statement.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2027 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Director Compensation

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

The following table illustrates the compensation paid by the Company to its directors. The disclosure is provided for the fiscal year ended March 31, 2026.

Name(1)	Salary per director ($)	Total per director ($)
Ragula Bhaskar, Ph.D.	$-	$-
Sanchaita Datta	$-	$-
Bobby Majumder	$15,000	$15,000
Ajay Hari Tandon	$15,000	$15,000
Jean Turgeon	$15,000	$15,000

(1) Mr. Bhaskar and Ms. Datta are members of the Board and Officers of FatPipe. Their compensation for fiscal year 2026 is reported in the Summary Compensation Table and other tables and sections of this proxy statement. Mr. Bhaskar and Ms. Datta did not receive any additional compensation for their service on the Board.

Ethical Guidelines

FatPipe’s Code of Ethics (“Code”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code is available on our corporate website at https://www.fatpipeinc.com/pages/investors. The Code requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and exchange requirements.

11

Involvement in Certain Legal Proceedings

None of the Company’s other directors, executive officers, significant employees or control persons have been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Board Leadership

The Corporate Governance and Nominating Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its shareholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

Corporate Governance Policies and Practices

Director Independence.

The Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that three (3) of the five (5) of the directors are independent of the Company and its management under Nasdaq rules. Mr. Bhaskar, and Ms. Datta are not considered independent because of their employment by the Company.

In determining that the other directors did not have a material relationship with the Company, the Board concluded that Messrs. Majumder, Tandon and Turgeon had no other relationship with the Company other than their relationship as a director.

Board Committee Charters. The Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee of the Board operate pursuant to written charters. These charters were approved by the Board and reflect certain best practices in corporate governance. These charters comply with the requirements of the Nasdaq.

Private Executive Sessions. Our non-management directors meet in executive session at each regular Board meeting. The executive sessions are attended only by the non-management directors. Our independent directors meet in executive session at least once per year.

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

Board Access. The Board has access to management and outside advisers as follows:

●	Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

●	Access to Outside Advisors. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Corporate Governance and Nominating Committee has the sole authority to retain search firms to be used to identify director candidates.

12

The Board’s Role In Risk Oversight. The Board maintains overall responsibility for overseeing the Company’s risk management, including succession planning, product safety and information and digital security. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee.

The Audit Committee engages in substantive discussions of risk management at its regular committee meetings held during the year. At these meetings, it receives functional risk review reports covering significant areas of risk from the employees responsible for these functional areas, as well as receiving reports from the Chief Financial Officer, who reports directly to the Chairperson of the Audit Committee on these matters. The Audit Committee also receives reports at each meeting regarding legal and regulatory risks from management and meets in separate executive sessions with our independent auditors and our Chief Financial Officer. The Audit Committee provides a summary to the full Board at certain Board meetings of the risk area reviewed together with any other risk related subjects discussed at the Audit Committee meeting.

The Board’s Role In Information Security. Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Executive Officer advises the Audit Committee and the full Board at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access To The Board By Shareholders. Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Corporate Governance and Nominating Committee, c/o Corporate Governance and Nominating Committee Chairman, FatPipe, Inc., 392 East Winchester Street, Fifth Floor, Salt Lake City, Utah 84107.

The Corporate Governance and Nominating Committee has approved a process for handling letters received by the Company and addressed to individual directors, non-management members of the Board or the Board. Under that process, the Chief Executive Officer of the Company reviews all such correspondence and regularly forwards to a designated individual member of the Corporate Governance and Nominating Committee copies of all such correspondence (although we do not forward commercial correspondence and correspondence duplicative in nature; however, we will retain duplicate correspondence and all duplicate correspondence will be available for directors’ review upon their request) and a summary of all such correspondence. The Chairman of the Corporate Governance and Nominating Committee will forward correspondence directed to individual directors as he deems appropriate. Written correspondence from shareholders relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee Chairman and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. The following table summarizes the members and functions of the Board’s committees.

I. Bobby Majumder	Director	Audit – Chairman; Compensation; Corporate Governance and Nominating
Ajay Tandon	Director	Audit; Corporate Governance and Nominating
Jean Turgeon	Director	Audit; Compensation

13

Name of Committee and Its Members	Functions of the Committee
Audit Committee: Bobby Majumder, Ajay Tandon, Jean Turgeon	●	helping our board of directors oversee our corporate accounting and financial reporting processes,
	●	reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures,
	●	assisting with the design and implementation of our risk assessment functions,
	●	managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements,
	●	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results,
	●	developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters,
	●	reviewing related person transactions,
	●	obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law, and
	●	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation Committee:	●	reviewing and recommending to our board of directors the compensation of our chief executive officer and other executive officers,
Bobby Majumder, Jean Turgeon	●	reviewing and recommending to our board of directors the compensation of our directors,
	●	administering our equity incentive plans and other benefit programs,
	●	reviewing, adopting, amending, and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management,
	●	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy, and
	●	reviewing and evaluating with the chief executive officer the succession plans for our executive officers.

Corporate Governance and Nominating Committee Bobby Majumder, Ajay Tandon	●	identifying and evaluating candidates, including the nomination of incumbent directors for re-election and nominees recommended by stockholders, to serve on our board of directors,
	●	considering and making recommendations to our board of directors regarding the composition and chairmanship of the committees of our board of directors,
	●	reviewing with our chief executive officer the plans for succession to the offices of our executive officers and making recommendations to our board of directors concerning the selection of appropriate individuals to succeed in these positions,
	●	developing and making recommendations to our board of directors regarding corporate governance guidelines and matters, and
	●	overseeing periodic evaluations of the board of directors’ performance, including committees of the board of directors.

14

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Under the Company’s policies and procedures for the review of related person transactions the Audit Committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our stockholders and the Company. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberation or vote respecting approval or ratification of the transaction.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, children, stepchildren, siblings, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who resides in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock. After its review, the Audit Committee may approve or ratify the transaction.

The Company’s related party transactions include the following:

Lease Arrangements with Back Office Xtensions India Pvt. Ltd.

FatPipe Networks Pvt., Ltd. (“FP India”), the Company’s Indian subsidiary, leases office space in Chennai, India from Back Office Xtensions India Pvt. Ltd. (“Back Office”), an entity owned and controlled by the Company’s Chief Executive Officer and President. Lease payments under these arrangements are recorded as operating lease expense in accordance with ASC 842. The arrangements include premises located on the first floor (commenced during the fiscal year ended March 31, 2026) and on the third floor of the leased property. Total lease payments amounted to $93,750 and $77,423 for the years ended March 31 2026 and 2025 respectively.

As of March 31, 2026, the right-of-use asset and lease liability associated with these related party arrangements totaled approximately $268,046 and $363,988, respectively. As of March 31, 2025, the corresponding amounts were approximately $285,089 and $371,400, respectively.

Short-Term Loan from Stay in Business Inc.

On June 15, 2023, the Company received an interest-free demand loan of $120,000 from Stay in Business Inc., an entity owned by the Company’s Chief Executive Officer. During the fiscal year ended March 31, 2025, the Company received an additional $13,652 under the same arrangement. During the fiscal year ended March 31, 2026, the Company repaid the entire outstanding balance of $133,652. There was no outstanding balance under this arrangement as of March 31, 2026 (March 31, 2025: $133,652).

Personal Guarantees and Property Pledged in Connection with Bank Debt

During the fiscal year ended March 31, 2026, the Company’s term loan with Fortis Bank was secured in part by certain personal property of Dr. Bhaskar and Ms. Datta, personal guarantees provided by Dr. Bhaskar and Ms. Datta, and a trust of which they are trustees, in addition to substantially all of the Company’s assets. As of March 31, 2026, the outstanding principal balance of the term loan was $4,624,283. No fees or other consideration were paid by the Company in connection with these guarantees or pledges.

On October 1, 2026, the Company used approximately $4.47 million of the proceeds of a new $4.5 million term loan from KeyBank National Association (“KeyBank”) to repay in full the outstanding balance of the Fortis Bank loan, and the Fortis Bank loan was terminated. The Company’s new credit facilities with KeyBank, consisting of the term loan and a $1.5 million revolving line of credit, are guaranteed only by the Company’s wholly owned subsidiary, FatPipe Technologies, Inc., and are secured by substantially all of the personal property assets of the Company and FatPipe Technologies, Inc. As a result, the personal guarantees, pledges of personal property and trust collateral previously provided by Dr. Bhaskar and Ms. Datta in connection with the Fortis Bank loan are no longer in effect, and no director or executive officer of the Company provides a personal guarantee or collateral for the Company’s bank debt.

Other Related Party Matters

Routine compensation arrangements with executive officers and directors are governed by the Company’s Compensation Committee. Information about director and officer compensation is provided under “Director Compensation” and “Executive Compensation” in this Proxy Statement.

15

PROPOSAL 2

RATIFICATION OF THE SELECTION OF SURI & CO. CHARTERED ACCOUNTANTS

AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING MARCH 31, 2027

(Item 2 on the Proxy Card)

General

The audit committee of the Company (the “Audit Committee”) has selected Suri & Co., Chartered Accountants (“Suri & Co.”) to audit our consolidated financial statements for the fiscal year ending March 31, 2027. We are asking the stockholders to ratify the appointment of Suri & Co. as our independent registered public accounting firm for the fiscal year ending March 31, 2027. Suri & Co. was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

The Company does not anticipate a representative from Suri & Co. to be present at the annual stockholders meeting. In the event that a representative of Suri & Co. is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so, and the Company will allow such a representative to be available to respond to appropriate questions.

The Audit Committee has approved all services provided by Suri & Co. Representatives of Suri & Co. do not plan to attend the Annual Meeting.

Background:

Suri & Co., Chartered Accountants (PCAOB Firm ID: 6727), located in Chennai, India, has served as our independent registered public accounting firm since 2022.

Audit services provided by Suri & Co., Chartered Accountants for fiscal year ended March 31, 2026, and 2025 included the examination of the consolidated financial statements of the Company.

Fees Paid to the Independent Registered Public Accounting Firm

The following table shows the fees that were billed for audit and other services provided by Suri & Co. for the fiscal year ended March 31, 2026, and 2025, respectively:

	Fiscal Year Ended March 31,
	2026	2025
Audit Fees	$33,750	$37,500
Audit-Related Fees	$-	4,730
Tax Fees	$-	$-
All other fees	$-	$-
Total	$33,750	$42,230

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, the review of our consolidated quarterly financial statements, and services that are typically provided by an independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the periods presented.

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements that are not separately reported under “Audit Fees.”

Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning, including, where applicable, fees related to the preparation of federal, state, and foreign tax returns and tax-related advisory services.

All Other Fees consist of fees billed for products and services that are not included in any of the above categories.

16

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee has established a policy that all audit and permissible non-audit services to be performed by our independent registered public accounting firm must be pre-approved by the Audit Committee. All services described above were pre-approved by the Audit Committee in accordance with such policies.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by Suri & Co. in the fiscal years ended March 31, 2025 and 2026. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by Suri & Co..

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, and our accounting, financial, and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board’s (the “PCAOB”) Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended March 31, 2026 for filing with the SEC. The Audit Committee has also approved, subject to stockholders’ ratification, the appointment of Suri & Co. to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027.

The Board recommends that you vote “for” ratifying the appointment of Suri & Co. to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2027.

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, our only outstanding class of voting stock, known by us as of the Record Date, by:

●	each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

●	each of our directors;

●	each of our executive officers; and

●	all of our directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse. Unless otherwise noted, the address of each person below is c/o FatPipe, Inc., 392 East Winchester Street, Fifth Floor, Salt Lake City, Utah 84107.

Name	Amount and Nature of Beneficial Ownership	Percent of Class
Directors and Executive Officers
Ragula Bhaskar, Ph.D. (1)(2)	3,915,261	27.71%
Sanchaita Datta (1)(2)	2,577,062	18.24%
Kanishka Ragula	160,100	1.13%
I. Bobby Majumder	1,000	*
Ajay Tandon	1,000	*
Jean Turgeon	1,000	*
All Executive Officers & Directors as a Group	6,655,423	47.11%
5% or Greater Stockholders	*	*

*Represents beneficial ownership of less than 1%.

(1) Dr. Bhaskar and Ms. Datta are spouses. Each disclaims beneficial ownership of shares held by the other except to the extent of his or her pecuniary interest therein. The address for each of Dr. Bhaskar and Ms. Datta is c/o FatPipe, Inc., 392 East Winchester Street, Fifth Floor, Salt Lake City, Utah 84107.

(2) Includes shares held by the named individual directly and shares held indirectly through family trusts and entities under such individual’s control, in each case as reflected on the Company’s books and records as of the date of determination.

18

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities to report their ownership and any changes in that ownership to the SEC. The Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were met for fiscal 2026.

19

EXECUTIVE COMPENSATION

Summary Compensation Table - Years Ended March 31, 2026 and 2025

The following table sets forth information regarding compensation earned by or paid to our “named executive officers,” consisting of our principal executive officer and our two other most highly compensated executive officers, for the fiscal years ended March 31, 2026 and 2025:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Comp ($)	Total ($)
Ragula Bhaskar, Ph.D.	2026	240,000	50,000	—	—	—	290,000
Chief Executive Officer	2025	230,000	—	—	—	—	230,000
Sanchaita Datta	2026	240,240	50,000	—	—	—	290,240
President and CTO	2025	261,089	—	—	—	—	261,089
Eric Sherb	2026	79,680	—	—	—	—	79,680
Chief Financial Officer	2025	—	—	—	—	—	—

Footnotes: (1) Salary amounts reflect base salary earned during the fiscal year. (2) Stock Awards represent the aggregate grant-date fair value of awards granted under the FatPipe, Inc. 2024 Equity Incentive Plan, computed in accordance with ASC 718.

(4) Mr. Sherb served as our Chief Financial Officer and Principal Accounting Officer from April 24, 2025 until September 11, 2026, when Mr. Ragula was appointed to that position. Mr. Sherb is included as a named executive officer because he served as an executive officer during the fiscal year ended March 31, 2026. To support an orderly transition, Mr. Sherb continues to advise the Company in a consulting capacity.

Employment Agreements

On September 18, 2026, following its review of a compensation proposal submitted by management, the Compensation Committee approved, and the Board adopted, an executive compensation plan for fiscal year 2027 covering Dr. Bhaskar and Ms. Datta (the “FY2027 Plan”), and the Company entered into employment agreements and restricted stock unit (“RSU”) award agreements with each of them reflecting the terms of the FY2027 Plan. Compensation for our named executive officers is determined by our Compensation Committee and our Board of Directors based on the factors discussed below.

Base Salary and Cash Incentives. Under the FY2027 Plan, Dr. Bhaskar’s annual base salary is $360,000 and Ms. Datta’s annual base salary is $320,000. Dr. Bhaskar is eligible for an annual cash bonus based on the Company’s EBITDA for fiscal year 2027, ranging from $0 if EBITDA is less than $3.0 million, to a target bonus of $90,000 if EBITDA is at least $4.0 million but less than $5.0 million, up to a maximum bonus of $150,000 if EBITDA is $6.0 million or greater. Dr. Bhaskar’s bonus is subject to certification of fiscal year 2027 EBITDA by the Compensation Committee before payment. Ms. Datta is eligible for a cash incentive equal to 2% of the Company’s billed revenue from a specified strategic partner, paid quarterly in arrears and subject to an annual cap of $250,000.

20

Equity Awards. Under the FY2027 Plan, Dr. Bhaskar received an award of performance-based RSUs with a target of 20,000 shares and a maximum of 30,000 shares, and 20,000 time-based retention RSUs. Ms. Datta received 10,000 performance-based RSUs and 10,000 time-based retention RSUs. Dr. Bhaskar’s performance-based RSUs are earned based on two equally weighted fiscal year 2027 metrics: revenue growth (target of at least 15% year-over-year) and EBITDA margin (target of at least 15%). For each metric, no RSUs are earned if achievement is below 70% of target, 70% of the target RSUs are earned at 70% of target, the number earned is determined by straight-line interpolation between 70% and 150% of target, and 150% of the target RSUs are earned at or above 150% of target. Ms. Datta’s performance-based RSUs are earned in full only if the Compensation Committee certifies the commercial launch of a new product meeting objective criteria approved by the Compensation Committee, and are otherwise forfeited. Earned performance-based RSUs and the retention RSUs vest as to one-third on the first anniversary of the grant date (or, for performance-based RSUs, upon the Compensation Committee’s certification of performance, if later) and as to the remaining two-thirds in 24 substantially equal monthly installments thereafter, subject to continued service. The RSUs are subject to the terms of the Company’s stockholder-approved equity incentive plan and the applicable award agreements.

Termination and Change of Control. Unvested RSUs are forfeited upon a termination for cause or a voluntary resignation, except as otherwise provided in the applicable agreement. Treatment of RSUs upon death, disability or a termination without cause is governed by the applicable employment agreement, award agreement and equity incentive plan, and any discretionary acceleration requires Compensation Committee approval. Upon a change of control, unless the Compensation Committee determines otherwise, outstanding unvested RSUs will be assumed, continued, substituted or replaced by the acquiring or surviving entity on substantially equivalent economic terms; if they are not, the Compensation Committee may accelerate the vesting of all or a portion of the awards. Dr. Bhaskar is also entitled to a transaction incentive equal to 1.0% of the aggregate equity value paid or payable to the Company’s stockholders upon the consummation of a change of control. If any payment to Dr. Bhaskar or Ms. Datta in connection with a change of control would be subject to the excise tax under Section 4999 of the Internal Revenue Code, the payments will either be paid in full or reduced to the extent necessary to avoid the excise tax, whichever results in the greater after-tax amount to the executive. The Company does not provide any tax gross-up for excise taxes.

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, nonqualified deferred compensation plan or other retirement benefits.

Equity Awards

As of March 31, 2026, there were no equity awards outstanding for executive officers or employees. On September 18, 2026, the Company granted RSU awards to Dr. Bhaskar and Ms. Datta under the FY2027 Plan, as described under “Employment Agreements” above. These RSUs remain unvested, and no shares have been issued in settlement of them.

Employee Benefits and Perquisites

Our executive officers are entitled to reimbursement for all expenses reasonably incurred in connection with the performance of their duties as executive officers of the Company.

Retirement Plans

We currently do not offer retirement plans to our executive officers.

21

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Messrs. I. Bobby Majumder, who serves as Chairman, Ajay Tandon, and Jean Turgeon. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Mr. I. Bobby Majumder, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Tandon has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: https://www.fatpipeinc.com/pages/investors.

Audit Committee Responsibilities: The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee met four times during the fiscal year ended 2026. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

22

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2026 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with RRBB matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from Rosenberg Rich Baker Berman, P.A. required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and shareholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

I. Bobby Majumder, Chairman

Ajay Tandon

Jean Turgeon

23

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders or they participate in electronic delivery of proxy materials. Shareholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to FatPipe, Inc., Investor Relations, 392 East Winchester Street, Fifth Floor, Salt Lake City, Utah 84107 or by calling Investor Relations at +1 (801) 281-3434, or by sending an e-mail to investor.ir@fatpipeinc.com.

Shareholder Proposals for Consideration at the 2027 Annual Meeting of Shareholders: Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2027 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 392 E Winchester St. Floor 5, Salt Lake City, UT 84107 by June 29, 2027. The proposal should be sent to the attention of the Chief Financial Officer.

Under our bylaws, certain procedures are provided that a shareholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Corporate Governance and Nominating Committee at our principal executive offices and you must include information set forth in our bylaws. See “Governance of the Company – Shareholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2027 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our bylaws. If the 2027 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2027 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting no earlier than the close of business on August 12, 2027 and no later than the close of business on September 11, 2027.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than October 11, 2027.

You may contact FatPipe’s Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2026 Annual Report: A copy of our 2026 Annual Report, as filed with the SEC on May 18, 2026, is available to shareholders without charge upon written request directed to our Secretary at 392 East Winchester Street, Fifth Floor, Salt Lake City, Utah 84107 or by phone at +1 (801) 281-3434. The Company makes available free of charge on or through its website, https://www.fatpipeinc.com/pages/investors, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the 2026 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

/s/ Ragula Bhaskar, Ph.D.
Ragula Bhaskar, Ph.D.
Chairman of the Board of Directors

24

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 9, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FATN2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04907-P58031 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FATPIPE, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. ELECTION OF DIRECTORS	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dr. Ragula Bhaskar
02) Sanchaita Datta
03) I. Bobby Majumder
04) Jean Turgeon
05) Ajay Tandon

The Board of Directors recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

T04908-P58031

FATPIPE, INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 10, 2026 4:30 PM ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Kanishka Ragula and Ragula Bhaskar, Ph.D., or either of them, as proxies each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FatPipe, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:30 PM ET, on December 10, 2026, virtually at www.virtualshareholdermeeting.com/FATN2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on the reverse side